PLAN TERMINATION	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Plan Termination [Line Items]
PLAN TERMINATION
5.    PLAN TERMINATION

Although it has not expressed any intent to do so, Valero has the right under the Plan to terminate the Plan at any time subject to the provisions of ERISA. In the event of any termination of the Plan or complete discontinuance of employer contributions, participants would become 100 percent vested in their employer accounts. If the Plan were terminated, the Administrative Committee would direct the trustee to distribute the remaining assets, after payment of all Plan expenses, to participants and beneficiaries in proportion to their respective balances.